UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2024 (January 30, 2024)

ARCA biopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10170 Church Ranch Way Suite 100
Westminster, Colorado		80021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 940-2200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ABIO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On January 30, 2024, the Board of Directors (the “Board”) of ARCA biopharma, Inc. (the “Company”) approved paying compensation to its existing non-employee directors, pursuant to the Company’s Director Compensation Policy, by granting each of Drs. Linda Grais, Anders Hove and Raymond Woosley, and Messrs. Robert Conway, Daniel Mitchell, Jacob Ma-Weaver and James Flynn options to purchase 6,000 shares of the Company's common stock (the "Options") at an exercise price of $1.64 per share, the closing price of the Company’s common stock on The Nasdaq Global Market on January 30, 2024, rounded up to the nearest whole cent. The Options are subject to the terms and conditions of the ARCA 2020 Equity Incentive Plan (the "Plan") and the Company’s standard forms of Stock Option Agreement and Option Grant Notice for the Plan. The Options vest in 12 equal monthly installments beginning on January 30, 2024, assuming Drs. Grais’, Hove's and Woosley's, and Messrs. Conway’s, Mitchell’s, Ma-Weaver's and Flynn's continued service on the Board for such periods.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 30, 2024, the Company held the 2023 Annual Meeting of Stockholders at which the Company’s stockholders voted upon (i) the election of Company nominees, Dr. Michael R. Bristow and Mr. Robert E. Conway, to the Board for a three-year term ending at the 2026 Annual Meeting of Stockholders, (ii) the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Company's Proxy Statement filed with the Securities and Exchange Commission on December 19, 2023.

The stockholders elected the director nominees, ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and approved the resolution concerning the advisory vote on the compensation of the Company’s named executive officers. The tabulation of votes cast with respect to each matter voted upon, as applicable, was as follows:

1. Election of Directors:

Nominee	For	Withheld	Broker Non-Votes
Dr. Michael R. Bristow	6,952,545	1,088,323	2,577,852
Mr. Robert E. Conway	6,758,409	1,282,459	2,577,852

2. Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstentions	Broker Non-Votes
10,286,650	263,929	68,141	—

3. Executive Compensation:

For	Against	Abstentions	Broker Non-Votes
6,548,473	1,472,454	19,941	2,577,852

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCA biopharma, Inc. (Registrant)

Date:	January 31, 2024	By:	/s/ C. Jeffrey Dekker
Name: C. Jeffrey Dekker Title: Chief Financial Officer